                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)      October 11, 1996
                                                 -------------------------------

                            OXIS INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                            0-8092                       94-1620407
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(STATE OR OTHER            (COMMISSION FILE NUMBER)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION)

           6040 N. Cutter Circle, Suite 317, Portland,    OR     97217
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


Registrant's telephone number, including area code.   (508) 283-3911
                                                    ----------------------------


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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                                    Exhibit Index at page:    5
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ITEM 5.   OTHER EVENTS
          ------------

     (a) On October 11, 1996, OXIS International, Inc. (the "Company" or "OXIS") closed a private placement of Secured Convertible Term Notes ("Notes") and Stock Purchase Warrants ("Warrants"). The Notes are in the aggregate principal amount of $1,000,000 and are due in June 1997. The Notes are convertible into shares of common stock at a conversion rate based on market trading prices of the Company's Common Stock leading up to the time of closing (subject to adjustment based on certain events) for a period of one hundred eighty (180) days; thereafter the conversion rate may be periodically reset based on trading prices of the Company's securities. The Warrants issued are for an aggregate of 300,000 shares and are exercisable at market trading prices at the time of closing (subject to adjustment under certain circumstances). OXIS expects to complete an additional private round of financing in the next few weeks.

          All of the securities mentioned in this report (including the underlying shares of Common Stock) have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). The foregoing securities may not be offered or sold in the United States nor may the Warrants be sold in the United States absent registration under the Securities Act or an applicable exemption from such registration requirements. The Company has agreed to register the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants for resale under the Securities Act.

     (b) The Company has engaged a French investment banker to act as its underwriter for a planned entry into the newly opened French stock market, Le Nouveau Marche, through a public offering of its Common Stock in France, subject to obtaining appropriate authorization from the French stock market regulatory authorities. Le Nouveau Marche is a Paris-Based stock exchange that was specifically designed to meet the needs of emerging companies. Funds from the French public offering and other private offerings by the Company will allow the Company to advance its lead compound, BXT-51072, into a Phase II trial for inflammatory bowel disease early in 1997, assuming successful completion of the current ongoing Phase I trial. The funds will also support advancement of the Company's second lead series of lipid soluble antioxidant molecules through preclinical and into clinical development.

     A copy of the press release with respect to the sale of Notes and Warrants and the other matters discussed herein is attached as an exhibit to this report. A copy of each of the Securities Purchase Agreement, the form of the Notes, the form of the Warrants, the Registration Rights Agreement and the Security Agreement relating to the sale of the Notes and the Warrants are attached as exhibits to this report.

     Certain of the statements made in this report and in the attached press release are forward looking statements that are based on current expectations which involve a number of uncertainties, including the Company's ability to complete the additional financing discussed above, to enter the Le Nouveau Marche stock market, and to further advance the Company's products. The events described herein may not occur in a timely

                                       2
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manner, or at all. Accordingly, the Company's future activities may differ materially from those projected in the forward-looking statements.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (c)  Exhibits

99.1  Press Release, dated October 24, 1996.

99.2  Securities Purchase Agreement, dated October 11, 1996.

99.3 Form of Secured Convertible Term Notes issued October 11, 1996.

99.4 Form of Stock Purchase Warrants issued October 11, 1996.

99.5 Registration Rights Agreement, dated October 11, 1996.

99.6 Security Agreement, dated October 11, 1996.

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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OXIS INTERNATIONAL, INC.
                              (Registrant)


Dated: October 30, 1996       By:   /s/Ray R. Rogers
                                 -------------------------------
                              Name:    Ray R. Rogers
                                   -----------------------------
                              Title:   Chairman of the Board
                                    ----------------------------

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                                 EXHIBIT INDEX
                                 -------------

         Exhibit No.                         Description
         -----------                         -----------
            99.1                Press Release dated October 24, 1996

            99.2                Securities Purchase Agreement dated
                                October 11, 1996

            99.3                Form of Secured Convertible Term Notes
                                issued October 11, 1996

            99.4                Form of Stock Purchase Warrants issued
                                October 11, 1996

            99.5                Registration Rights Agreement dated
                                October 11, 1996

            99.6                Security Agreement dated October 11,
                                1996

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